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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): June 9, 2009
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                          COOPERATIVE BANKSHARES, INC.
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               (Exact name of registrant as specified in charter)

 NORTH CAROLINA                      0-24626                  56-1886527
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 (State or other                   (Commission               (IRS Employer
 jurisdiction of                   File Number)             Identification No.)
 incorporation)

               201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (910) 343-0181
                                                           --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;  ELECTION OF DIRECTORS;
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             APPOINTMENT OF CERTAIN  OFFICERS;  COMPENSATORY  ARRANGEMENTS OF
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             CERTAIN OFFICERS.
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         (b) On June 9, 2009, Frederick Willetts, III notified Cooperative
Bankshares, Inc. (the "Company") that, effective June 9, 2009, he is resigning as Chairman and a member of the Board of Directors of the Company and its wholly-owned subsidiary, Cooperative Bank (the "Bank"). Mr. Willetts' resignation is not due to any disagreement with the Company or the Bank or any concerns relating to the operations, policies or practices of either the Company or the Bank. In connection with Mr. Willetts' resignation, Dr. James D. Hundley, M.D., an existing Company and Bank director, was appointed as Chairman of the Board of Directors of the Company and the Bank. In addition, on June 9, 2009, the Boards of Directors of the Company and the Bank each adopted a resolution reducing the size of the Company's and the Bank's Board to five members effective immediately upon Mr. Willetts' resignation.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           COOPERATIVE BANKSHARES, INC.



                                           /s/ Todd L. Sammons
                                           -------------------------------------
                                           Todd L. Sammons
                                           Chief Financial Officer and Interim
                                           President and Chief Executive Officer

Date: June 11, 2009